Value-added tax receivable	12 Months Ended
Apr. 30, 2026
Trade and other non-current receivables [Abstract]
Value-added tax receivable [Text Block]

7. Value-added tax receivable

Value-added taxes ("VAT") receivables are generated on the purchase of supplies and services and are receivable from the Mexican government. The Company classifies VAT receivables as non-current if it does not expect collection of certain amounts to occur within the next year. The recovery of VAT involves a complex application process, and the timing of collection of VAT receivables is uncertain.

As at April 30, 2026, the current VAT receivable is as follows:

	April 30, 2026	April 30, 2025
	$	$
Total Value-added tax receivable	17,765	12,494
Less: non-current portion	17,765	1,420
Current portion	-	11,074

During the year ended April 30, 2026, the Company received a net refund of VAT of approximately $793 (MXN $15,300) (April 30, 2025: $2,693 (MXN $53,688)) from the tax authorities.